UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 46-4559529

1301 RIVERPLACE BOULEVARD, SUITE 2300

JACKSONVILLE, FL 32207

(Principal Executive Office)

Telephone Number: (904) 357-4600

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2020

RAYONIER ADVANCED MATERIALS INC

RAYONIER Advanced Materials

RAYONIER ADVANCED MATERIALS INC
1301 RIVERPLACE BLVD
SUITE 2300
JACKONVILLE, FL 32207

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 20, 2020
Date: May 18, 2020 **Time:** 5:00 PM EDT
Location: The DoubleTree Hotel
1201 Riverplace Boulevard
Jacksonville, FL 32207

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000452870_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1a. De Lyle W. Bloomquist

1b. Paul G. Boynton

1c. David C. Mariano

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

3. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions.

4. Advisory approval of the compensation of our named executive officers as disclosed in our Proxy Statement.

5. Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company.

NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then the proxy will be voted "For" all nominees and "For" Proposals 2, 3, 4 and 5. The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

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